EXHIBIT 10.11

FIRST AMENDMENT

TO THE FUND ACCOUNTING SERVICING AGREEMENT

THIS FIRST AMENDMENT effective as of January 1, 2021, to the Fund Accounting Servicing Agreement (the “Agreement”) dated as of August 14, 2015, is entered into by and between TEUCRIUM COMMODITY TRUST, a Delaware statutory trust (the “Trust”), TEUCRIUM TRADING, LLC, a Delaware limited liability company, the sponsor of the Funds (the “Sponsor”), and U.S. BANCORP FUND SERVICES, LLC d/b/a U.S. BANK GLOBAL FUND SERVICES, a Wisconsin limited liability company (“USBFS”).

RECITALS

WHEREAS, the parties have entered into the Agreement; and

WHEREAS, the parties desire to extend the term of the Agreement and to amend the fee schedule set forth on Exhibit B to the Agreement, and

WHEREAS, Section 15 of the Agreement allows for its amendment by a written instrument executed by all parties.

NOW, THEREFORE, the parties agree as follows:

1.	Section 15 of the Agreement will be replaced with the following Section 15.

Section 15. Term of Agreement; Amendment

The Term of the Agreement will be extended until January 1, 2024. After January 1, 2024, this Agreement shall automatically renew for successive one (1) year terms unless either party provides written notice at least 90 days prior to the end of the then current term that it will not be renewing the Agreement. Notwithstanding the foregoing, this Agreement may be terminated by any party upon the breach of another party of any material term of this Agreement if such breach is not cured within 15 days of notice of such breach to the breaching party. This Agreement may not be amended or modified in any manner except by written agreement executed by Fund Services and the Trust, and authorized or approved by the Sponsor.

2.	Effective, January 1, 2021, Exhibit B of the Agreement is hereby superseded and replaced in its entirety with Exhibit B attached hereto.

Except to the extent amended hereby, the Agreement shall remain in full force and effect.

Signatures on the following page

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by a duly authorized officer on one or more counterparts as of the date and year first written above.

TEUCRIUM COMMODITY TRUST

By:_______________________________

Name:_____________________________

Title:______________________________

TEUCRIUM TRADING, LLC

By:________________________________

Name: _____________________________

Title: ______________________________

U.S. BANCORP FUND SERVICES, LLC

By:_______________________________

Name: _____________________________

Title: Senior Vice President

Exhibit A to the Fund Accounting Servicing Agreement – Teucrium Commodity Trust

Separate Series of Teucrium Commodity Trust

Name of Series Teucrium Corn Fund Teucrium Wheat Fund Teucrium Soybean Fund Teucrium Sugar Fund Teucrium Agricultural Fund